Hines Global REIT 2013 Shareholder Meeting Hines Global REIT 2013 Shareholder Meeting President and CEO Sherri Schugart

Hines Global REIT 2013 Shareholder Meeting Company Overview  Commenced capital raising in 2009 • Raised $1.8 billion to date • Expect to raise an additional $500 million - $750 million in second offering which commenced in February 2013 at $10.281 per share (up from $10.00 per share in the first offering)  Investment Strategy & Objectives • Invest in diversified portfolio of high quality commercial real estate • U.S. & international for geographic diversification • Multiple asset classes for sector diversification • Currencies provide an additional level of diversification • Moderate leverage • Provide regular cash distributions • Achieve attractive total returns upon the ultimate sale of our investments or another ultimate liquidity event 2 1. The share price was determined by the Hines Global REIT Board of Directors, at its sole discretion, and does not represent the current value of the properties in the portfolio, and may be higher or lower than the value of the properties at any given time. The share price includes a sales charge which reduces the amount available for investment.

Hines Global REIT 2013 Shareholder Meeting Portfolio Overview  Current portfolio consists of • 37 projects1 • Office, Retail, Industrial, Multifamily and Mixed Use • Net purchase price of approximately $3.7 billion1 • 12.1 million square feet1,2 • 97% leased1,2  Moderate leverage of 55% with weighted average interest rate of 3.8%3  Distribution Rate maintained through September 20134,5 • 6.32% annualized rate on $10.28 share price • 6.50% annualized rate on $10.00 share price 3 1. Assumes 100% ownership in each of Hines Global REIT’s real estate assets and includes costs of three development projects, which have not been completed, and real estate related debt. We own less than 100% of the interests in five projects. Assuming our effective ownership in each asset, the net purchase price would be $3.6 billion and square feet would be 11.9 million. Data is as of June 30, 2013, but includes The Markets at Town Center, The Avenue Murfreesboro and 2300 Main, as well as one pending acquisition. There can be no assurance that the pending acquisition will be completed. 2. The percentage leased would be 97% assuming the REIT’s effective ownership. The square feet and percentage leased do not include development projects. 3. Based on Hines Global REIT’s pro-rata share of the estimated value of each investment as of June 30, 2013. The estimated values of Hines Global REIT’s real estate property investments were based on their appraised values as of December 31, 2012. Values of Hines Global REIT’s multifamily development projects (which have not been completed) were based on their estimated cost to completion and values of Hines Global REIT’s real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2013. The estimated values of properties acquired in 2013 as well as the pending acquisitions were based on the contract purchase prices. 4. The board determines the timing and amount of distributions. There is no guarantee that distributions will be paid or that the distribution rate will be maintained. We reduced our annualized distribution rate in January 2012. Distributions have exceeded earnings and have been funded from cash flows from operating activities and cash flows from financing activities, which includes borrowings, offering proceeds and noncontrolling interests contributions. For the 6 months ended June 30, 2013, and for the years ended 12/31/12, 12/31/11 and 12/31/10, respectively, 48%, 18%, 13% and 40% of distributions were funded from borrowings and 13%, 32%, 40% and 55% of distributions were funded from offering proceeds. In addition, for the year ended 12/31/10, 5% of distributions were funded from noncontrolling interests contributions. The balance of distributions were funded from cash flows from operating activities. The use of proceeds, borrowed funds and noncontrolling interests contributions to pay distributions may adversely impact our ability to pay distributions at the current rate or at all, and could reduce the amount available for investment, which could reduce a shareholder’s overall return. Share price for the initial offering was determined arbitrarily. 5. Annualized rate assumes rate is maintained for a twelve-month period.

Hines Global REIT 2013 Shareholder Meeting 4 55% Domestic/ 45% International1,2 Geographical Diversification GEOGRAPHIC REGIONS 1 Moscow London Birmingham Katowice Warsaw Brisbane Wroclaw Sydney Erfurt Paris Stuttgart East Midwest South West International Austin Orange County Durham Minneapolis Boston area Atlanta Houston Seattle Miami San Francisco Los Angeles Dallas Jacksonville Nashville 1. Statistics are as of June 30, 2013, but include acquisitions that were completed after that date and assumes that the one pending acquisition in Germany has been completed. There can be no assurance that the pending acquisition will be completed. 2. Based on Hines Global REIT’s pro-rata share of the estimated value of each investment as of June 30, 2013. The estimated values were based on their appraised values as of December 31, 2012. Values of Hines Global REIT’s multifamily development projects (which have not been completed) were based on their estimated cost at completion and values of real estate-related debt investments were based on the amounts outstanding under each loan as of June 30, 2013. The estimated values of the properties acquired subsequent to December 31, 2012 were based on the net contract purchase prices. COUNTRY MIX1,2 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES U.S. - 55% U.K. - 12% Australia - 11% France - 5% Germany - 3% Poland - 9% Russia - 5%

Hines Global REIT 2013 Shareholder Meeting Lease Expirations, Product & Tenant Diversification 5 Schedule of Lease Expirations1 % OF TOTAL LEASABLE SQUARE FEET IN CURRENT PORTFOLIO TENANT INDUSTRY MIX1 % OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE BY EFFECTIVE OWNERSHIP 1. Statistics are as of June 30, 2013, but include acquisitions that were completed after that date and assumes that the one pending acquisition has been completed. There can be no assurance that the pending acquisition will be completed. 2. Weighted by Hines Global REIT’s effective ownership (by estimated values). PRODUCT TYPE1,2 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES 3.1% 0.3% 4.9% 5.2% 16.7% 8.7% 13.9% 14.4% 6.2% 3.6% 1.0% 22.0% 0.00% 10.00% 20.00% Vacant 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Thereafter Office - 68% Retail - 9% Multifamily - 5% Industrial - 8% Mixed-Use - 10% Transportation and Warehousing - 19% Retail - 17% Other - 11% Finance and Insurance - 11% Manufacturing - 10% Information - 7% Other Professional Services - 6% Health Care - 5% Legal - 4% Oil and Gas - 4% Educational Services - 3% Accounting - 3%

Hines Global REIT 2013 Shareholder Meeting Key 2013 Acquisitions 6 Mercedes Benz Bank – Stuttgart, Germany  Acquired February 2013  $70.2 million / €51.9 million1  263,000 s.f. - 100% leased  Major tenant: Mercedes-Benz Bank New City – Warsaw, Poland  Acquired March 2013  $163.5 million / €127.0 million1  484,000 s.f. - 100% leased  Major tenants: Gruner & Jahr, Novartis 1. Amount presented in U.S. dollars is based on the exchange rate in effect as of the date of the acquisition.

Hines Global REIT 2013 Shareholder Meeting 7 465 Victoria – Sydney, Australia  Acquired February 2013  $90.8 million / $88.7 million AUD1  172,000 s.f. - 97% leased  Major tenants: Vodafone, Real Insurance, Lend Lease 825 Ann – Brisbane, Australia  Acquired April 2013  $128.2 million / $124.7 million AUD1  207,000 s.f. - 99% leased  Major tenants: Laing O’Rourke, Macquarie Bank, Ergon Energy Key 2013 Acquisitions 1. Amount presented in U.S. dollars is based on the exchange rate in effect as of the date of the acquisition.

Hines Global REIT 2013 Shareholder Meeting

Key 2013 Acquisitions



The Campus at Playa Vista – Los Angeles, CA

- Acquired April 2013
- $218.0 million
- 325,000 s.f. - 100% leased
- Major tenants: Belkin International, University of Southern California, Internet Corporation for Assigned Names and Numbers



Perspective Défense– Paris, France

- Acquired June 2013
- $165.8 million \ €126.5 million[1]
- 290,000 s.f. - 100% leased
- Major tenants: Areva, Société Générale

1. Amount presented in U.S. dollars is based on the exchange rate in effect as of the date of the acquisition.

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Hines Global REIT 2013 Shareholder Meeting 9 The Avenue – Murfreesboro, TN  Acquired August 2013  $103.0 million  747,000 s.f. - 89% leased  Major tenant: Belk Key 2013 Acquisitions The Markets at Town Center – Jacksonville, FL  Acquired July 2013  $135.0 million  317,000 s.f. - 93% leased  Major tenants: Toys R Us, Nordstrom Rack, West Marine

Hines Global REIT 2013 Shareholder Meeting 10 Looking Forward  Continue raising capital of approximately of $500-$750 million  Invest such capital focusing on  Diversification  Current and anticipated real estate and capital markets  Future liquidity needs of portfolio  Manage lease rollover to maintain occupancy and grow operating income and values  Explore and evaluate future potential exit strategies